Intangible Assets, Net	12 Months Ended
Dec. 31, 2018
INTANGIBLE ASSETS, NET [Abstract]
Intangible Assets, Net

13. INTANGIBLE ASSETS, NET

The following table summarizes the Sohu Group’s intangible assets, net, as of December 31, 2017 and 2018 (in thousands):

	As of December 31, 2017
Items	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Carrying Amount
Purchased video content	$152,135	$(135,177)	$(11,275)	$5,683
Operating rights for licensed games	34,296	(17,882)	(10,924)	5,490
Domain names and trademarks	33,630	(11,144)	(13,279)	9,207
Computer software	17,413	(15,401)	0	2,012
Developed technologies	19,300	(5,020)	(14,089)	191
Others	25,051	(15,189)	(9,385)	477

Total	$281,825	$(199,813)	$(58,952)	$23,060

	As of December 31, 2018
Items	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Carrying Amount
Purchased video content	$177,307	$(156,198)	$(18,556)	$2,553
Operating rights for licensed games	46,328	(22,299)	(11,806)	12,223
Domain names and trademarks	28,536	(11,124)	(9,823)	7,589
Computer software	15,671	(14,022)	0	1,649
Developed technologies	8,902	(1,463)	(7,439)	0
Others	7,204	(4,407)	(2,693)	104

Total	$283,948	$(209,513)	$(50,317)	$24,118

Impairment Losses

In 2018, Sohu recognized $10.4 million in losses related to Sohu Video’s purchased video content, of which $9.8 million was recognized as impairment of intangible assets and $0.6 million was recognized as impairment of prepaid and other current assets, as Sohu Video’s revenues for 2018 did not meet management’s expectations.

In 2017, Sohu recognized $70.6 million in losses related to Sohu Video’s purchased video content, of which $43.1 million was recognized as impairment of intangible assets and $27.5 million was recognized as impairment of prepaid and other current assets. The impairment losses incurred were mainly due to Sohu Video’s restructuring of its sales team and a strategy shift from purchasing expensive head content to self-producing content, as a result, revenues for 2017 did not meet management’s expectations. Also in 2017, Changyou recognized a $3.4 million impairment loss related to intangible assets for its MoboTap business, mainly due to reinforced restrictions that Chinese regulatory authorities imposed on online card and board games, which had an adverse impact on MoboTap’s current performance, and also increased the uncertainty for its future operations and cash flow.

In 2016, the Group recognized $22.9 million in losses for impairment related to Sohu Video’s purchased video content and Changyou purchased content and license rights to games. Impairment losses recognized consisted primarily of impairment losses incurred by Sohu of $18.6 million, including $2.9 million for intangible assets and $15.7 million for prepaid and other current assets, mainly due to the restructuring of the sales team of Sohu Video, which had an adverse impact on Sohu Video’s performance for 2016 and resulted in a lowering of management’s expectations of the programming usefulness of certain Sohu Video’s purchased video content.

Amortization

In 2018, 2017 and 2016, amortization of intangible assets was $59.4 million, $140.7 million and $131.2 million, respectively.

As of December 31, 2018, amortization expenses for future periods are estimated to be as follows:

For the year ending December 31,	(in thousands)
2019	8,452
2020	6,526
2021	3,007
2022	1,101
2023	963
Thereafter	4,069

Total expected amortization expense	$24,118